EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT


This Subscription Agreement (the "Subscription Agreement") is made and entered into this 12th day of January, 2000, by and between ---------------- ("Purchaser"), an individual residing at ---------------------------------------
-----, and AmeriStar Corp. and/or assigns (the "Company"), with offices located in care of AmeriStar Network, Inc., 321 North Mall Drive, Suite K-102, St. George, UT 84790.

Purchaser and the Company may collectively be referred to herein as the "Parties".

                                    RECITALS

WHEREAS, Purchaser desires to purchase and the Company desires to sell Eight Million (8,000,000) shares of the common stock of the Company (the "Stock"), and the Parties are simultaneously entering into a Loan Agreement (the "Loan Agreement"), which is attached hereto and incorporated herein, pursuant to which Purchaser intends to loan the Company an aggregate of Sixty-Five Million U.S. Dollars (US$65,000,000);

WHEREAS, Purchaser has represented to the Company that Purchaser may be able to utilize the Stock to obtain the funds aggregating Sixty-Five Million U.S. Dollars (US$65,000,000) to loan to the Company in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Company and Purchaser are willing to comply with the herein contained terms and conditions for the transfer and delivery of the Company's Stock to Purchaser as hereinafter set forth with the understanding by the Parties that such Stock as is so transferred to Purchaser will be under the control and ownership of the Purchaser during the term of and conditioned upon the performance of this Agreement.

NOW, THEREFORE, in consideration of the herein contained recitals, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:


1.   RECITALS

     The foregoing recitals shall be deemed to be a part of this agreement for all purposes and not merely recitals.

2.   TRANSFER OF THE STOCK

     a. The Company acknowledges that it is concurrently herewith delivering its certificates representing an aggregate of Eight Million (8,000,000) shares of the Company's Stock, which shall be issued as sixteen certificates each representing 500,000 shares (the Stock and the certificates issued in Purchaser's name shall be hereinafter referred to as the "Purchaser's Stock"). Purchaser shall have the right to cause the Company to issue any such new certificate in the name of Purchaser's assignee(s), and for purposes hereof, such certificates shall be considered to be issued in Purchaser's name.

     b. The purchase price for the first Five Million (5,000,000) shares of the Company's Stock purchased hereunder shall be Seven U.S. Dollars ($7.00) per share, and the purchase price for the balance of Three Million (3,000,000) shares of the Company's Stock purchased hereunder shall be Ten U.S. Dollars ($10.00) per share, such purchase price paid in accordance with the provisions of subparagraph e of this Paragraph 2.

     c. Upon execution of this Agreement and the issuance of the stock certificates in Purchaser's name, said certificates shall be delivered to Purchaser's attorney, Mark A. Marder ("Purchaser's Attorney"), for subsequent deposit in Purchaser's account or accounts at a bank or other depository located in the United States to be designated by Purchaser ("Designated Accounts"). Purchaser shall have and enjoy all incidents and indices of ownership of Purchaser's Stock. Purchaser intends to utilize the Designated Accounts and the Stock to raise the funds for the loan to the Company. Upon deposit of Purchaser's Stock into the Designated Accounts, Purchaser shall advise the Company of the location of the Designated Accounts and the depository institution at which they are located; PROVIDED, HOWEVER, the Company agrees to not contact said institution or cause or permit same to be contacted in any way on its behalf, except as is set forth in Paragraph 3.g.(i) of the Loan Agreement.

     d. The Parties intend for the transfer and deposit of the Stock into the Designated Accounts to be effectuated immediately upon, or within three (3) business days after, execution of this Agreement, or in the event the Company has entered into an agreement to merge with a publicly-held company, then three (3) business days after that merger has become effective. However, the Parties understand that the transfer agent and the depository institution may be governed by procedures, guidelines and laws that may cause these steps to take additional time. The Parties shall cooperate and take all reasonable measures to see that these steps are accomplished as quickly as the transfer agent and depository institution can effect same, shall not hamper these procedures in any way, and shall instruct and direct the transfer agent and depository institution to act with all due and reasonable haste.

     e. Payment shall be made by delivery to the Company of the Notes issued in accordance with Paragraph 2 of the Loan Agreement, which the Company shall have delivered into escrow with Purchaser's Attorney, in accordance with the following schedule:

          (i) The Series A Note shall be endorsed to the Company as paid in full and delivered to the Company by Purchaser's Attorney upon funding of the Second Traunche and delivery of the Series B Note to Purchaser (which shall remain in escrow with Purchaser's Attorney).

          (ii) The Series B Note shall be endorsed to the Company as paid in full and delivered to the Company by Purchaser's Attorney upon funding of the Third Traunche and delivery of the Series C Note to Purchaser (which shall remain in escrow with Purchaser's Attorney).

          (iii)The Series C Note shall be endorsed to the Company as paid in full and delivered to the Company by Purchaser's Attorney upon funding of the Fourth Traunche and delivery of the Series D Note to Purchaser (which shall remain in escrow with Purchaser's Attorney).

          (iv) The Series D Note shall be endorsed to the Company as paid in full and delivered to the Company by Purchaser's Attorney upon funding of the first increment of the Second Funding and delivery of the Series E Note to Purchaser (which shall remain in escrow with Purchaser's Attorney).

          (v) The Series E Note shall be endorsed to the Company as paid in full and delivered to the Company by Purchaser's Attorney upon funding of the second increment of the Second Funding and delivery of the Series F Note to Purchaser (which shall remain in escrow with Purchaser's Attorney).



          (vi) The Series F Note shall be endorsed to the Company as paid in full and delivered to the Company by Purchaser's Attorney upon funding of the third increment of the Second Funding and delivery of the Series G Note to Purchaser (which shall remain in escrow with Purchaser's Attorney).

          (vii)The Series G Note shall be endorsed to the Company as paid in full and delivered to the Company by Purchaser's Attorney upon the latter of (i) thirty (30) business days of the delivery of the Series G Note to Purchaser's Attorney, or (ii) on the day subsequent to condition (i) set forth in Paragraph 2.c of the Loan Agreement has been met.


3.   RIGHTS AND PRIVILEGES INCIDENT TO OWNERSHIP OF STOCK

     a. At all times, unless provided otherwise herein, Purchaser shall have and enjoy all rights of ownership and possession of Purchaser's Stock free and clear of any claim of the Company or any person or entity claiming by, through, under or against the Company or any of the persons or entities comprising the Company. This includes the right to vote, the right to receive dividends, and the right to alienate or encumber Purchaser's Stock.

     b. In the event of the termination of performance hereunder such that the Company will be receiving return of any of Purchaser's Stock, such Purchaser's Stock as the Company receives back shall be free and clear of any claim of the Purchaser or any person or entity claiming by, through, under or against the Purchaser.

     c. The Company shall include, at its sole expense, Purchaser's Stock in any registration statement filed with the Securities and Exchange Commission (the "SEC") pursuant to a public offering. Purchaser shall have the right, at any time and at its sole expense, to require the Company to file a registration statement with the SEC to register Purchaser's Stock, and in the event the Company does not file such a registration statement within a reasonable time, Purchaser shall be provided with injunctive relief, as well as money damages, and the expense of such registration shall be borne solely by the Company.

4.  CONTINUING REPRESENTATIONS AND WARRANTIES, SAVINGS CLAUSE, INDEMNIFICATION

     a. The Company represents and warrants, which representations and warranties shall continue so long as there remains any performance hereunder due by any of the Parties and which shall survive this transaction and its full performance, as follows:

          (i) that Purchaser's Stock shall be shares of the capital stock of the Company that are non-assessable and non-callable and that the Company will produce proof of such no later than the time for producing letters of intent regarding acquisition of or investment in Targets as provided elsewhere herein;

          (ii) that the transactions set forth herein and contemplated hereby are fully and completely authorized by the Company, do not conflict with and are not in violation of any of the minutes or organizational documents of the Company or any contracts to which the Company may be a party;

          (iii)that the Company is and shall be in full compliance with all requirements of applicable jurisdictions and the Securities Exchange Act of 1934, as amended and all applicable securities laws;

          (iv) that the transaction set forth herein and contemplated hereby is not in violation of the provisions of the Securities Exchange Act of 1934, as amended; and

          (v) that the Company has reviewed this Agreement in its entirety and has obtained independent advice of counsel before executing same, or has decided of its own volition not to seek such counsel and/or to follow advice of such counsel.

     b. If any term, covenant, condition or provision of this agreement or the application thereof, at any time or to any extent, is held invalid or unenforceable, the remainder of this agreement shall not be affected, and each other term, covenant, condition, and provision of this agreement shall be valid and enforceable to the fullest extent permitted by law.

     c. The Company hereby holds Purchaser harmless and indemnifies Purchaser from and against any and all claims, assertions, actions, causes of action, damages, losses, costs and attorneys fees that may arise in connection with this Agreement and this transaction and which may be claimed or asserted by persons or entities not party to this Agreement, except as may be asserted by Purchaser or any persons or entities claiming by, through, under or against Purchaser. For purposes of this paragraph, Purchaser shall be deemed to include Purchaser's officers, agents, directors, stockholders, employees and attorneys.

5.   NOTICES

     Any notice required or advisable hereunder, from the Company to Purchaser or from Purchaser to the Company, shall be deemed served effective upon receipt by the intended recipient and shall be given only by personal delivery or by registered or certified mail return receipt requested, addressed to the Company or to the Purchaser. The Parties may communicate by facsimile transmission, but notices given in this manner shall be deemed as received only if such receipt is explicitly or implicitly acknowledged by the intended recipient. Notices received by a majority of the persons and entities in the Company group shall be deemed as received by all of them if such notices have been sent to all of them. For purposes hereof, the following addresses and fax numbers are furnished:

          The Company:

            AmeriStar Corp., c/o AmeriStar Network, Inc., 321 North Mall Drive, Suite K-102, St. George, Utah; Fax: 435-656-1207.

          Purchaser:

            -----------------------------------



6.   CONFIDENTIALITY

     a. This agreement will be maintained confidential and will not be reproduced in any manner whatsoever to any person or entity not a Party hereto, excluding attorneys engaged by any of the Parties, court order or government order. Both Parties agree not to circumvent the legitimate interests of the other, and to maintain strict confidentiality regarding the transaction.

     b. Each Party shall maintain the confidentiality of trade secrets, techniques and contacts of the other Party.


7.   BROKERS

     The Parties represent and agree that there are no brokers or finders or any other persons or entities who may be entitled to brokerage or finder's or introducer's fees, with the sole exception of Jay Bonds, for whom Purchaser agrees to be solely responsible for the payment of any and all fees that may inure to him as a result of the transaction contemplated herein; Purchaser holds the Company harmless in connection with same. In all other events, each party hereto hereby indemnifies and holds the other harmless in the event any person or entity claims or asserts a claim to brokerage or finder's or introducer's fees or the like, and each indemnitor shall provide such indemnification in the event a claim is made through that indemnitor. All such indemnification shall include liability, loss, damage, costs and attorneys fees.


8.   ACCREDITED INVESTOR REPRESENTATIONS

     a.   DISCLAIMER:   THE  SECURITIES   BEING   PURCHASED   PURSUANT  TO  THIS
          SUBSCRIPTION AGREEMENT HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE
          INFORMATION SUPPLIED TO PURCHASER. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS TRANSACTION OR THE ACCURACY OR THE ADEQUACY OF THE INFORMATION SUPPLIED TO PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     b. Purchaser has received all materials relating to the Company which Purchaser has requested. The Company has answered all inquiries that Purchaser or his or her representatives have put to it relating to this transaction. Purchaser has taken all the steps necessary to evaluate the merits and risks of an investment in the Company.

     c. Purchaser has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect his interests in connection with this transaction, ad his investment in the Company is not material when compared to his total financial capacity.

     d. Purchaser understands the various risks of an investment in the Company and can afford to bear such risks, including, but not limited to, the risks of losing his entire investment. Purchaser is aware that the purchase of the Stock is a speculative investment involving a high degree of risk, that there is no guarantee that he will realize any gain from this investment and that he could lose the entire amount of his investment.

     e. Purchaser has no need for liquidity of his investment in the Company and can afford to hold Purchaser's Stock for a substantial period of time. Purchaser is fully aware that an investment in the Company involves significant risks which he may have to bear for an indefinite period of time because (i) the Company has no operating history; (ii) the transfer of Purchaser's Stock is subject to restrictions; (iii) the Stock has not been registered under the Securities Act of 1933 (the "Act") or under the securities laws of any state and, therefore, cannot be resold unless they are subsequently so registered or an exemption from such registration is available; and (iv) he is acquiring the Purchaser's Stock for investment and not with a view to resale or distribution thereof.

     f. Purchaser represents that: (i) his commitment to the investment is reasonable in relation to his net worth; (ii) he has the requisite knowledge with regard to all of the considerations involved in making this investment; (iii) he can bear the economic risk of losing his entire investment; and (iv) his overall commitment to investments which are not readily marketable is not disproportionate to his net worth and his investment in Purchaser's Stock will not cause such overall commitment to become excessive.

     g. Purchaser represents that the funds provided for this investment are either separate property of Purchaser, community property over which Purchaser has the right of control or are otherwise funds as to which Purchaser has the sole right of management and that the source of the funds are not from any criminal enterprise.

     h. Purchaser is a natural person who qualifies as an "accredited investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Act.

9.  MISCELLANEOUS

     a. This agreement constitutes the sole agreement between the Parties hereto, with respect to the subject matter herein and cannot be amended or waived except by an instrument in writing signed by the Party to be bound thereby. Unless and except as otherwise provided herein, no prior or contemporaneous discussions between or among or representations of any of the Parties shall be admissible to change, modify or amend the provisions hereof.

     b. This agreement shall be governed and construed in accordance with the laws of the State of Florida.

     c. The Company acknowledges that Purchaser is not acting as a mortgage or securities broker or dealer or acting in any capacity as an investment advisor as defined under the Investment Advisors Act of 1940 or other similar law. This agreement is not intended for the purpose of buying or trading securities, or offering counsel or advice with respect to any such activities. This agreement is a single private transaction. The Company has sought or agrees to seek the advice of counsel in connection with the negotiation and consummation of any transaction contemplated hereunder, or has waived such as provided otherwise herein.

     d. All references herein to dollars shall be deemed to mean currency of the United States of America, United States Dollars.

     e. All references herein to the singular, plural, or any gender, shall be deemed to include the singular, plural, and any or all genders, as applicable.

     f. All references herein to the Stock shall be deemed to include Purchaser's Stock and all certificates representing Purchaser's Stock.

     g. This agreement is the result of negotiation between and among the Parties. There shall not be applied a rule of construction which construes any provision hereof or the entirety hereof against the party who prepared or whose counsel prepared this agreement.

     h. The Parties recognize that the Company is contemplating a merger with another entity, and it is intended that this Agreement shall follow such merger so that the surviving entity is bound to this Agreement as the Company. It is the intent of the Parties that the Stock to be issued to the Purchaser is the Stock of the surviving entity of such merger. Purchaser shall be furnished with an executed copy of such merger agreement which shall contain explicit assumption by the surviving entity of the rights and duties of the Company under this Agreement.

     i. This agreement may be executed in counterparts, and each counterpart will be deemed as if signed by all signatories who have signed a counterpart.

     j. Facsimile copies hereof, containing facsimile signatures of the signatories, shall be deemed as originals and given the same operative effect and have the same enforceability as originals.


10.  PRIOR AGREEMENTS

     All prior documents that may appear to be or be deemed to be agreements or contracts between the Parties related in any way to the Stock are void and of no effect. The Parties acknowledge that other such documents may have been signed but were never delivered or deemed delivered by one party to the other or considered by the Parties to have created a binding obligation among them. The Parties agree and acknowledge that this Agreement is the first and final agreement between them in relation to the Notes and Purchaser's Stock, unless and except as this Agreement may be amended or modified in the manner permitted herein.

                                 SIGNATURE PAGE



IN WITNESS THEREOF, the Parties have caused this Agreement to be executed as of the day first above written.


The Company:                                         Purchaser:

AmeriStar Corp.


/s/ Oscar Russell Crandall, Jr.
-------------------------------                      ------------------------
Oscar Russell Crandall, Jr.                          -------------
Chairman of the Board                                Individually


Purchaser's Attorney, as Escrow Agent:


/s/ Mark A. Marder
-------------------------------------
Mark A. Marder, Esquire